UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VERB TECHNOLOGY COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2023

June 30, 2023

Dear Fellow Verb Stockholders:

It is my pleasure to invite you to the 2023 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Verb Technology Company, Inc., a Nevada corporation (the “Company,” “Verb,” “us,” or “our”). The Annual Meeting will be held on August 18, 2023 at 11:00 a.m. Pacific Time virtually by means of remote communication and can be accessed by visiting www.virtualshareholdermeeting.com/VERB2023 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person.

The Annual Meeting is being held for the following purposes:

1.	To elect four directors to serve on our board of directors until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal;

2.	To ratify the selection of Grassi & CO., CPAs, P.C. as our independent registered public accounting firm; and

3.	To transact such other business as may properly come before the Annual Meeting virtually, or any postponement or adjournment thereof.

Our board of directors recommends that you vote “FOR” the election of each of the four director nominees; and “FOR” the ratification of the selection of Grassi & CO., CPAs, P.C. as our independent registered public accounting firm.

Only stockholders of record as of the close of business on June 21, 2023 will be entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our Annual Report on Form 10-K, as amended. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail, and the additional information in the accompanying Proxy Statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card enclosed with those materials.

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,

/s/ Rory J. Cutaia
Rory J. Cutaia
Chairperson of the Board, Chief Executive Officer, President and Secretary

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NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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VERB TECHNOLOGY COMPANY, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2023

VERB TECHNOLOGY COMPANY, INC.

PROXY STATEMENT

FOR THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2023

General Information

This Proxy Statement is solicited by the board of directors (our “Board”) of Verb Technology Company, Inc., a Nevada corporation (the “Company,” “Verb,” “us,” or “our”), for use at our 2023 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 18, 2023 at 11:00 a.m. Pacific Time, or at any adjournment or postponement thereof. The Annual Meeting will be held virtually by means of remote communication and can be accessed by visiting www.virtualshareholdermeeting.com/VERB2023 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person. The Annual Meeting is being held for the purposes described herein and in the Notice of Internet Availability of Proxy Materials you received in the mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 18, 2023

This Proxy Statement, the enclosed proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) are available at www.proxyvote.com. The Annual Report, however, is not a part of the proxy solicitation material.

Questions and Answers About the Annual Meeting and Voting

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to the proxy materials for the Annual Meeting via the internet. Instead of mailing printed copies of our proxy materials to each of our stockholders, we have elected to provide online access to the materials under the SEC’s “notice and access” rules. Accordingly, on or about July 3, 2023, we mailed a Notice of Internet Availability of Proxy Materials, or Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report, and how to vote your shares. We encourage you to read the proxy materials carefully prior to voting.

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.

The Notice was sent on or about July 3, 2023 to each of our stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on June 21, 2023 (the “Record Date”), you were a stockholder of record of our common stock. On the Record Date, there were 4,288,899 shares of our common stock outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to provide your proxy to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to attend the Annual Meeting.

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Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you do not direct your broker or other nominee how to vote your shares, the broker or other nominee will be entitled to vote the shares with respect to “routine” items, but will not be permitted to vote the shares with respect to “non-routine” items. Where you do not direct your broker or other nominee how to vote on “non-routine” items it is referred to as a “broker non-vote.”

Proposal 1, the election of directors, is considered to be a “non-routine” matter under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee will not be voted on Proposal 1 unless you affirmatively provide the nominee with instructions for how to vote. Accordingly, broker non-votes may result for this proposal.

Proposal 2, the ratification of the selection of our independent registered public accounting firm, is considered to be a “routine” matter under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee may be voted by the nominee on Proposal 2 even if you do not provide the nominee with instructions for how to vote. Accordingly, we do not expect any broker non-votes will result for this proposal.

As a beneficial owner of shares, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee. Please contact your broker or other nominee for additional information.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock that you owned as of the Record Date.

What is the quorum requirement?

One-third of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, in order for us to hold the Annual Meeting. This is referred to as a quorum. On the Record Date, there were 4,288,899 outstanding shares of our common stock entitled to vote. Thus, 1,429,633 shares of our common stock must be present at the Annual Meeting, either virtually or represented by proxy, to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

What proposals am I being asked to vote upon?

The Annual Meeting is being held for the following purposes:

1.	to elect four directors to serve on our Board until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal; and

2.	to ratify the selection of Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accounting firm.

A vote may also be held on any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. However, as of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of four directors	“FOR” each nominee	● Vote “For All” of the nominees listed ● Vote “Withhold All” to withhold for all of the nominees listed ● Vote “For All Except” to vote for all nominees except the nominee(s) written	Plurality of the votes cast by the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 – Ratification of the selection of Grassi as our independent registered public accounting firm	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No broker non-votes; brokers have discretion to vote

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting via the Internet and follow the instructions.

●	By Internet. To vote by proxy via the Internet, follow the instructions described on the Notice (or proxy card if you requested printed proxy materials).

●	By Telephone. To vote by proxy via telephone within the United States and Canada, use the toll-free number on the Notice (or proxy card if you requested printed proxy materials).

●	By Mail. If you requested printed proxy materials, to vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

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Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

●	By Internet. You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Telephone. You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

●	“FOR” the four director nominees;

●	“FOR” the ratification of the selection of Grassi as our independent registered public accounting firm; and

In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

If you fail to provide your broker with voting instructions before the Annual Meeting, your broker will be unable to vote on the non-routine matters. Your broker may use his or her discretion to cast a vote on any routine matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of the Notice and, if applicable, this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and Proxy Statement, please notify your broker and also notify us by sending your written request to: Verb Technology Company, Inc., 3401 North Thanksgiving Way, Suite 240, Lehi, Utah 84043, Attention: Investor Relations or by calling Investor Relations at (855) 250-2300.

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A stockholder who currently receives multiple copies of the Notice or Proxy Statement at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting as discussed below.

If you are a stockholder of record, you may revoke your proxy by:

●	sending written notice of revocation to Verb Technology Company, Inc., 3401 North Thanksgiving Way, Suite 240, Lehi, Utah 84043, Attention: Corporate Secretary, in time for it to be received before the Annual Meeting;

●	submitting a new proxy with a later date using any of the voting methods described above (subject to the deadlines for voting with respect to each method); or

●	voting at the Annual Meeting (provided that attending the meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares and have instructed your broker or other nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions or by attending the Annual Meeting and voting. However, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee.

Who will count votes at the Annual Meeting?

Votes will be counted by the inspector of election appointed for the Annual Meeting. The inspector of election will also determine the number of shares outstanding, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date on which such results become final.

When are stockholder proposals for the 2024 annual meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2024 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Amended and Restated Bylaws (the “Bylaws”). To be considered for inclusion, stockholder proposals must be submitted in writing to Verb Technology Company, Inc., 3401 North Thanksgiving Way, Suite 240, Lehi, Utah 84043, Attention: Corporate Secretary, before November 4, 2024, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

Any stockholder who wishes to have a proposal considered at the 2024 annual meeting of stockholders, or to nominate a director for election at that meeting, but not submitted for inclusion in the proxy statement relating to that meeting, must give advance notice to us prior to the deadline for such meeting. Under the Bylaws, in order for a proposal or nomination to be timely, it must be received by us no earlier than 120 days prior to the anniversary date of the Annual Meeting, or November 16, 2024, and no later than 90 days prior to the anniversary of the Annual Meeting, or December 16, 2024. In the event the 2024 annual meeting of stockholders is being held more than 30 days before or more than 70 days after the anniversary of the Annual Meeting, or if directors are to be elected at a special meeting, you should refer to the Bylaws for the specific requirements. We will not consider any proposal or nomination that is not timely or that otherwise does not meet each of the requirements of the Bylaws.

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PROPOSAL 1 – ELECTION OF DIRECTORS

General

Stockholders are being asked to elect four directors, Rory J. Cutaia, Kenneth S. Cragun, James P. Geiskopf, and Edmund C. Moy, each to serve for a term ending at the next annual meeting of stockholders following the Annual Meeting, or until their respective successors have been duly elected and qualified, or until their respective earlier death, resignation or removal.

Judith Hammerschmidt will not be standing for re-election at the Annual Meeting and her service on our Board and committees will conclude at the Annual Meeting. Our Board would like to thank Ms. Hammerschmidt for her years of dedicated service to the Company.

Phillip J. Bond will not be standing for re-election at the Annual Meeting and his service on our Board and committees will conclude at the Annual Meeting. Our Board would like to thank Mr. Bond for his years of dedicated service to the Company.

If any of the director nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the person named as proxy will vote in accordance with his or her discretion for any substitute nominee proposed by our Board or, if no substitute is selected by our Board at the Annual Meeting, for a motion to reduce the authorized number of directors to the number of director nominees remaining available to serve.

Voting Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES.

INFORMATION ABOUT OUR BOARD, BOARD COMMITTEES AND GOVERNANCE

Board and Committee Composition

Currently, we have six directors with each director serving until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. All of the director nominees are existing directors.

The table below sets forth the names, ages as of the date of this proxy statement, and certain other information for each of the nominees for director at the Annual Meeting and for each of the non-continuing members of our Board.

Name	Age	Position	Director Since	Independent	Audit Committee	Compensation Committee	Governance and Nominating Committee	Risk and Disclosure Committee
Directors with Terms expiring at the Annual Meeting
Judith Hammerschmidt	68	Director	2019	-	-	-	-
Phillip J. Bond	66	Director	2018	-	-	-	-

Continuing Directors/Nominees
Rory J. Cutaia	67	Chairperson of our Board, President, Chief Executive Officer, Secretary, and Treasurer	2014	-	-	-	-
James P. Geiskopf	64	Lead Independent Director	2014	X	X	Chairperson	X	X
Kenneth S. Cragun	62	Director	2018	X	Chairperson	X	X	Chairperson
Edmund C. Moy	65	Director	2022	X	X	X	Chairperson	X

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Board Diversity Matrix

In accordance with the rules of the Nasdaq Stock Market (“Nasdaq”), the following table reflects our Board diversity matrix as of June 30, 2023:

Total Number of Directors	6

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	1	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Business Experience

Below is a brief account of the business experience of each of the director nominees and executive officers.

Rory J. Cutaia, Chairperson of our Board, President, Chief Executive Officer, Secretary, and Treasurer

Rory J. Cutaia has served as our Chairperson of our Board, Chief Executive Officer, President and Secretary, since the formation of Cutaia Media Group (“CMG”) in 2012, in which roles he has continued to serve through our October 2014 acquisition of bBooth (USA), Inc. (“bBooth”) to the present. Mr. Cutaia was appointed Treasurer of the Company effective June 13, 2023. In these roles, Mr. Cutaia also serves as our Principal Executive Officer. Mr. Cutaia founded CMG in 2012 and bBooth in 2014. In May 2014, CMG and bBooth merged and became known as bBoothUSA, which was acquired in October 2014 by Global Systems Designs, Inc. (“GSD”), our predecessor. Prior to that, from October 2006 to August 2011, Mr. Cutaia was a partner and Entrepreneur-in-Residence at Corinthian Capital Group, Inc. (“Corinthian”), a private equity fund based in New York City that invested in middle-market, U.S. based companies. During his tenure at Corinthian, from June 2008 to October 2011, Mr. Cutaia was the co-founder and Executive Chairman of Allied Fiber, Inc., a company engaged in the construction of a nation-wide fiber-optic network, and from June 2007 to August 2011, Mr. Cutaia was the Chief Executive Officer of GreenFields Coal Company, a company engaged in the deployment of technology to recycle coal waste and clean-up coal waste sites. Before joining Corinthian, from January 2000 to October 2006, he founded and was the Chairman and Chief Executive Officer of The Telx Group, Inc. (“Telx”), a company engaged in the telecom carrier inter-connection, co-location, and data center business, which he sold in 2006. Before founding Telx, Mr. Cutaia was a practicing lawyer with Shea & Gould, a prominent New York City law firm. Mr. Cutaia earned his Juris Doctorate from the Fordham University School of Law in 1985 and his Bachelor of Science, magna cum laude, in business management from the New York Institute of Technology in 1982.

We believe Mr. Cutaia is qualified to serve on our Board because of his extensive knowledge of our business and current operations, as well as his education and the additional business experiences described above.

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Bill J. Rivard, Interim Chief Financial Officer

Bill J. Rivard was appointed Interim Chief Financial Officer effective June 13, 2023. He has served as Corporate Controller of the Company since November 2021 where he worked closely with the Company’s Chief Financial Officer in all accounting and finance matters. Mr. Rivard maintains an active CPA certification and has more than 30 years of experience serving various corporate accounting and finance management roles in companies including Minnesota Brewing Company, Innuity, Clean Energy, and most recently, Palace Entertainment where he served as Director of Financial Reporting from March 2011 to April 2019 and then was promoted to Executive Director of Finance in April 2019, serving in this capacity until March 2020. Mr. Rivard began his technical accounting and financial reporting experience at the accounting firm McGladrey & Pullen LLP (now, RSM US LLP) where he served as an auditor, as well as the Securities and Exchange Commission where he served as a staff accountant. Mr. Rivard earned his accounting degree at the University of North Dakota in 1992.

James P. Geiskopf, Lead Independent Director

James P. Geiskopf has served as one of our directors since the formation of bBooth in May of 2014, in which role he has continued to serve through our October 2014 acquisition of bBooth by GSD to the present. He also serves as our Lead Independent Director, as the Chairperson of the Compensation Committee, and as a member of the Audit Committee, Governance and Nominating Committee and Risk Committee. Mr. Geiskopf has 32 years of experience leading companies in the services industry. From 1975 to 1986, Mr. Geiskopf served as the Chief Financial Officer of Budget Rent a Car of Fairfield California and from 1986 to 2007, he served as its President and Chief Executive Officer. In 2007, he sold the franchise. Mr. Geiskopf served on the board of directors of Suisun Valley Bank from 1986 to 1993 and also served on the board of directors of Napa Valley Bancorp from 1991 to 1993, which was sold to a larger institution in 1993. Since 2014, Mr. Geiskopf has served on the board of directors of MetaWorks Platforms, Inc. (formerly Currency Works, Inc.), a public company that trades on the OTCQB. From June 2013 to March 2017, Mr. Geiskopf served as a director of Electronic Cigarettes International Group, Ltd. (“ECIG”), a Nevada corporation, an OTC listed company. ECIG filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code on March 16, 2017.

We believe Mr. Geiskopf is qualified to serve on our Board because of his significant business experience including building, operating, and selling companies, serving on the boards of directors for several banks, and serving as a director and officer of several public companies. In these roles he acquired substantial business management, strategic, operational, human resource, financial, disclosure, compliance, and corporate governance skills.

Kenneth S. Cragun, Director

Kenneth S. Cragun was appointed as one of our director in September 2018, and also serves as the Chairperson of the Audit Committee, and as a member of the Compensation Committee, Governance and Nominating Committee and Risk Committee. Mr. Cragun was appointed as Chief Financial Officer of BitNile Holdings, Inc. (NYSE American: NILE) on August 19, 2020. Prior to his appointment as Chief Financial Officer, Mr. Cragun served as Chief Accounting Officer of BitNile Holdings, Inc. since October 1, 2018. Mr. Cragun has served as the Chief Financial Officer of Ault Disruptive Technologies Corporation, an NYSE listed special-purpose acquisition company, since its incorporation in February 2021. Mr. Cragun has been the Senior Vice President of Finance or Chief Financial Officer of Alzamend Neuro, Inc. (NASDAQ: ALZN), an early clinical-stage entity seeking to prevent, treat and cure Alzheimer’s Disease, since October of 2018. He served as a Chief Financial Officer Partner at Hardesty, LLC, a national executive services firm since October 2016. His assignments at Hardesty, LLC included serving as Chief Financial Officer of CorVel Corporation, a $1.1 billion market cap publicly traded company (NASDAQ: CRVL). Mr. Cragun is a three-time finalist for the Orange County Business Journal’s “CFO of the Year - Public Companies” and has more than 30 years of experience, primarily in the technology industry. He served as Chief Financial Officer of two Nasdaq-listed companies: Local Corporation, from April 2009 to September 2016, which operated a U.S. top 100 website “Local.com” and, in June 2015, filed a voluntary petition seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code, and Modtech Holdings, Inc., from June 2006 to March 2009. Mr. Cragun serves on the board of directors of The Singing Machine Company, Inc. (NASDAQ: MICS). Mr. Cragun earned his Bachelor of Science in Accounting from Colorado State University-Pueblo. Mr. Cragun began his professional career at Deloitte.

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We believe Mr. Cragun is qualified to serve on our Board due to his extensive experience with fast-growth businesses and building teams in more than 20 countries. Mr. Cragun has also led multiple financing transactions, including IPOs, PIPEs, convertible debt offerings, term loans and lines of credit. We believe his experiences provide additional breadth and depth to our Board.

Edmund C. Moy, Director

Edmund C. Moy was appointed one of our directors on October 21, 2022 and serves on the Compensation Committee, Governance and Nominating Committee and Risk and Disclosure Committee. From 2001 through 2006, Mr. Moy served as special assistant to the President of the United States at The White House, after which he was appointed as director of the United States Mint at the U.S. Department of the Treasury, a position he held until 2011. Mr. Moy began his career as a sales and marketing executive with Blue Cross Blue Shield United of Wisconsin, was appointed head of the regulatory agency Office of Prepaid Health Care, and was then selected to head the Office of Managed Care at the Centers for Medicare and Medicaid Services. Thereafter, he became an exclusive advisor to private equity firm Welsh, Carson, Anderson & Stowe. Mr. Moy currently serves as a director and member of the audit committee of MetaWorks Platforms, Inc. (formerly Currency Works, Inc.), as director and chair of the audit committee of Parsec Capital Acquisitions Corp. (PCXCU:NASDAQ), and as an advisory board member of Draganfly Inc. (DPRO:NASDAQ). He also advises and consults with several privately held companies, is an exclusive provider of autographs to Numismatic Guaranty Corp., and serves on the Board of Regents for Trinity International University. His prior board service includes privately held Emerald Health Network and L&L Energy, Inc. (LLEN:NASDAQ). He earned his Bachelor of Arts in Economics, International Relations, and Political Science in 1979 from the University of Wisconsin - Madison.

We believe that Mr. Moy is qualified to serve on our Board because he has extensive and unique leadership experience in Washington D.C., where he is recognized for his leadership roles in the Executive Branch of the government of the United States, as well as the experience gained from serving on the boards of several public companies.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Legal Proceedings

Except as disclosed under “Business Experience” above, there are no legal proceedings related to any of our directors, director nominees or executive officers which are required to be disclosed pursuant to applicable SEC rules.

Agreements with Directors

None of our directors or director nominees were selected pursuant to any arrangement or understanding, other than with our directors acting within their capacity as such.

Meetings of our Board and its Committees

Our Board has a standing Audit Committee, Compensation Committee, Governance and Nominating Committee, and Risk and Disclosure Committee. Our Board met 9 times, including telephonic meetings, during the fiscal year ended December 31, 2022. Messrs. Geiskopf, Bond, Cragun, and Moy attended 100% of our Board meetings and Ms. Hammerschmidt attended 89% of the meetings. Messrs. Geiskopf, Bond, Cragun, and Moy and Ms. Hammerschmidt attended 100% of the meetings held by committees of our Board on which they served during that period.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual meeting of stockholders in each year during which that director serves as a member of our Board. All of our directors attended our 2022 annual meeting of stockholders.

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Audit Committee

In June 2021, our Board amended and restated the Audit Committee charter. The Audit Committee charter can be found online at https://www.verb.tech/investor-relations/governance/audit.

The Audit Committee charter requires that each member of the committee meet the independence requirements of Nasdaq, and requires the committee to have at least one member that qualifies as an “audit committee financial expert.” Currently, Messrs. Geiskopf, Bond, and Cragun (Chairperson) serve on the Audit Committee and each meets the independence requirements of Nasdaq. In addition, Mr. Cragun qualifies as an “audit committee financial expert” under applicable SEC regulations.

In addition to the enumerated responsibilities of the Audit Committee in the charter, the primary function of the committee is to assist our Board in its general oversight of our accounting and financial reporting processes, audits of our financial statements, and internal control and audit functions.

Compensation Committee

In June 2021, our Board amended and restated the Compensation Committee charter. The Compensation Committee charter may be found online at https://www.verb.tech/investor-relations/governance/compensation-committee.

The Compensation Committee charter requires that each member of the committee meet the independence requirements of Nasdaq. Currently, Messrs. Geiskopf (Chairperson), Bond, Cragun, and Moy, and Ms. Hammerschmidt, serve as members of the Compensation Committee and each meets the independence requirements of Nasdaq, qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

In addition to the enumerated responsibilities of the Compensation Committee in the charter, the primary function of the committee is to oversee the compensation of our executives, produce an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advise our Board on the adoption of policies that govern our compensation programs.

Governance and Nominating Committee

In June 2021, our Board amended and restated the Governance and Nominating Committee charter. The charter of the Governance and Nominating Committee may be found online https://www.verb.tech/investor-relations/governance/governance-and-nominating-committee.

The Governance and Nominating Committee charter requires that each member of the committee meet the independence requirements of Nasdaq. Currently, Messrs. Geiskopf, Bond (Chairman), Cragun, and Moy and Ms. Hammerschmidt serve as members of the Governance and Nominating Committee and each meets the independence requirements of Nasdaq. The Governance and Nominating Committee charter requires that each member of the Governance and Nominating Committee meet the independence requirements of Nasdaq.

In addition to the enumerated responsibilities of the Governance and Nominating Committee in the charter, the primary function of the committee is to determine the slate of director nominees for election to our Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, and to review our policies and programs that relate to matters of corporate responsibility.

Risk and Disclosure Committee

In June 2021, our Board approved and adopted the Risk and Disclosure Committee charter. The charter of the Risk and Disclosure Committee may be found online at https://www.verb.tech/investor-relations/governance/risk-and-disclosure.

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The Risk and Disclosure Committee charter requires that each member of the committee meet the independence requirements of Nasdaq. Currently, Messrs. Geiskopf, Bond, Cragun (Chairman), and Moy serve as members of the Risk and Disclosure Committee and each meets the independence requirements of Nasdaq and the SEC. The Risk and Disclosure Committee charter requires that each member of the Risk and Disclosure Committee meet the independence requirements of Nasdaq.

In addition to the enumerated responsibilities of the Risk and Disclosure Committee in the charter, the primary function of the committee is to assist our Chief Executive Officer and Chief Financial Officer in fulfilling their responsibility for oversight of the accuracy and timeliness of the disclosures made by us.

Other Board Committees

Other than the Audit Committee, Compensation Committee, Governance and Nominating Committee, and Risk and Disclosure Committee, we have no standing committees of our Board.

Nominations Process and Criteria

As of June 30, 2023, we had not effected any material changes to the procedures by which our stockholders may recommend nominees to our Board. Our Board does not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders. Our Board has determined it is in the best position to evaluate our requirements, as well as the qualifications of each candidate when it considers the recommendation of a director nominee. Accordingly, we do not currently have any minimum criteria for the election of director nominees, and we do not have any specific procedures for evaluating such nominees. Our Board assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

In recommending director nominees for appointment to our Board, the Governance and Nominating Committee also actively considers diversity characteristics, including diversity of professional experience, race, ethnicity, gender, age, education, cultural background and personal background. However, we have not adopted a formal policy regarding the consideration of specific diversity characteristic, and instead prefer to rely on the judgment of our committee members in recommending candidates with the most appropriate mix of experiences, skills and expertise.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal to:

Verb Technology Company, Inc.

3401 North Thanksgiving Way, Suite 240

Lehi, Utah 84043

(855) 250-2300

Attention: Corporate Secretary

The Corporate Secretary will forward any such correspondence to the Chairperson of the Governance and Nominating Committee for review and consideration in accordance with the criteria described above and the requirements set forth in the Bylaws.

There were no fees paid or due to third parties in the fiscal year ended December 31, 2022 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees.

Director Independence

Our Board is currently composed of six members. We have determined that the following five directors qualify as independent: James P. Geiskopf, Phillip J. Bond, Kenneth S. Cragun, Judith Hammerschmidt and Edmund C. Moy. We determined that Rory J. Cutaia, our Chairperson, President, Chief Executive Officer and Secretary, is not independent due to his employment relationship with the Company. The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Nasdaq Listing Rules.

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Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee thereof, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) to: Verb Technology Company, Inc., 3401 North Thanksgiving Way, Suite 240, Lehi, Utah 84043, Attention: Corporate Secretary. The Corporate Secretary will forward all appropriate communications to the Chairperson of the Audit Committee.

Orientation and Continuing Education

We have an informal process to orient and educate new directors regarding their role on our Board and committees, as well as the nature and operations of our business. This process provides for an orientation with key members of the management staff, and further provides access to materials necessary to inform them of the information required to carry out their responsibilities as Board members. This information includes the most recent Board-approved budget, the most recent annual report, copies of the audited financial statements, and copies of the interim quarterly financial statements.

As a company with limited resources, we do not typically provide continuing education for our directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as a director.

Director Assessments

In December 2022, the Board implemented individual director assessments. The director assessments involve each director performing a self-assessment, as well as each director individually assessing other members of the Board, taking into account each director’s contributions at Board meetings, service on committees, experience level, and their general ability to contribute to one or more of our major growth areas.

Investment in Human Capital

We believe our people are at the heart of our success and our customers’ success. We endeavor to not only attract and retain talented employees, but also to provide a challenging and rewarding environment to motivate and develop our valuable human capital. We look to our talented employees to lead and foster various initiatives that support our company culture including those related to diversity, equity and inclusion. In addition, we rely heavily on our talented team to execute our growth plans and achieve our long-term strategic objectives.

Compensation Committee Interlocks and Insider Participation

As of June 30, 2023, no member of the Compensation Committee is serving, and during the past year no member of the Compensation Committee has served, as an officer or employee of the Company or any of its subsidiaries. None of our executive officers currently serves, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board or Compensation Committee. In addition, none of the Compensation Committee members had any relationship, or participated in any transaction, with our Company during the fiscal year ended December 31, 2022 that requires disclosure under SEC rules. We have entered into indemnification agreements with each of our directors, including each member of the Compensation Committee.

Code of Ethics

In 2014, our Board approved and adopted a code of ethics and business conduct for directors, senior officers, and employees, or code of ethics, that applies to all of our directors, officers, and employees, including our principal executive officer and principal financial officer. The code of ethics is available on our website at https://www.verb.tech/investor-relations/governance/code-of-ethics.

The code of ethics addresses conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules and regulations; full, fair, accurate, timely and understandable disclosure by us; competition and fair dealing; corporate opportunities; confidentiality; protection and proper use of our assets; and reporting suspected illegal or unethical behavior.

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To the extent required by law, any amendments to or waivers of any provision of the code of ethics will be promptly disclosed publicly on our website.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We currently combine the positions of Chairperson and Chief Executive Officer into one position. We believe that this structure is appropriate at this time and that this combined model has certain advantages over other leadership structures. This combined role allows Mr. Cutaia to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management.

Further, our Board has designated Mr. Geiskopf as its Lead Independent Director. Our Board believes that his strong leadership and qualifications, including his prior experience as a chief executive officer and chief financial officer and his tenure on our Board, among other factors, contribute to his ability to fulfill the role of Lead Independent Director effectively.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and assessing the steps management has taken to monitor, control, and report such risks to the Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our client base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on the Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Change of Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change of control of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of the outstanding shares of our common stock, to file reports of ownership and changes in ownership concerning their shares of our common stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for the year ended December 31, 2022.

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Director Compensation Table

The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2022 (in thousands):

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)		Total ($)
James P. Geiskopf	175	-	(2)	175

Philip J. Bond	72	-	(3)	72

Kenneth S. Cragun	72	-	(3)	72

Nancy Heinen(4)	56	-	(5)	56

Judith Hammerschmidt	72	-	(3)	72

Edmund C. Moy(6)	-	-		-

(1)	Rory J. Cutaia, our Chairman of the Board, Chief Executive Officer, President, and Secretary during the fiscal year ending December 31, 2022, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Cutaia as an employee is disclosed in the section entitled “Executive Compensation – Summary Compensation Table” appearing elsewhere in this Proxy Statement.

(2)	Represents a restricted stock unit totaling 2,542 shares of our common stock valued at $67.60 per share, which was the closing price reported on The Nasdaq Capital Market. The restricted stock unit vested on the first anniversary from the grant date. On November 17, 2022, 2,542 shares of our common stock were returned and replaced with 5,083 stock options, which vested on grant, with an exercise price of $8.80 per share.

(3)	Represents a restricted stock unit totaling 1,271 shares of our common stock valued at $67.60 per share, which was the closing price reported on The Nasdaq Capital Market. The restricted stock unit vested on the first anniversary from the grant date. On November 17, 2022, 1,271 shares of our common stock were returned and replaced with 2,542 stock options, which vested on grant, with an exercise price of $8.80 per share.

(4)	Ms. Heinan did not seek re-election to the board and her term ended on October 21, 2022.

(5)	Represents a restricted stock unit totaling 1,271 shares of our common stock valued at $67.60 per share, which was the closing price reported on The Nasdaq Capital Market. The restricted stock unit vested on the first anniversary from the grant date. On November 17, 2022, 1,271 shares of our common stock were returned.

(6)	Mr. Moy was elected to serve on the board of directors on October 21, 2022.

Narrative Discussion of Director Compensation

The annual board fee payable in cash and our common stock for our Lead Director and directors is $175 and $75, respectively. In addition, we intend to provide a restricted stock unit or stock options based on recommendations from our independent compensation consultants. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

James P. Geiskopf

Mr. Geiskopf earned total cash compensation for his services to us in the amount of $175 and $175 for fiscal years 2022 and 2021, respectively.

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On January 20, 2022, the Company granted Mr. Geiskopf restricted stock units totaling $154 payable in 3,236 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $47.60 and was used to calculate fair market value.

On November 17, 2022, the Company granted Mr. Geiskopf restricted stock units totaling $29 payable in 3,315 shares of its common stock as part of the Company’s Cost Savings Plan where executive officers and directors agreed to accept a 25% reduction in cash compensation over a four-month period. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $8.80 and was used to calculate fair market value.

On November 17, 2022, Mr. Geiskopf returned to the Company 2,542 shares of common stock that were previously issued on January 4, 2022 as part of a restricted stock unit grant that had vested. In exchange, Mr. Geiskopf was issued 5,083 stock options with an exercise price of $8.80 per share. The stock options vested on grant.

On January 4, 2021, the Company granted Mr. Geiskopf restricted stock units totaling $172 payable in 2,542 shares of our common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $67.60 and was used to calculate fair market value.

Philip J. Bond

Mr. Bond earned total cash compensation for his services to us in the amount of $72 and $75 for the fiscal years ending December 31, 2022 and 2021, respectively.

On January 20, 2022, the Company granted Mr. Bond restricted stock units totaling $77 payable in 1,618 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $47.60 and was used to calculate fair market value.

On November 17, 2022, Mr. Bond returned to the Company 1,271 shares of common stock that were previously issued on January 4, 2022 as part of a restricted stock unit grant that had vested. In exchange, Mr. Bond was issued 2,542 stock options with an exercise price of $8.80 per share. The stock options vested on grant.

On January 4, 2021, the Company granted Mr. Bond restricted stock units totaling $86 payable in 1,271 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $67.60 and was used to calculate fair market value.

Kenneth S. Cragun

Mr. Cragun earned total cash compensation for his services to us in the amount of $72 and $75 for the fiscal years ending December 31, 2022 and 2021, respectively.

On January 20, 2022, the Company granted Mr. Cragun restricted stock units totaling $77 payable in 1,618 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $47.60 and was used to calculate fair market value.

On November 17, 2022, Mr. Cragun returned to the Company 1,271 shares of common stock that were previously issued on January 4, 2022 as part of a restricted stock unit grant that had vested. In exchange, Mr. Cragun was issued 2,542 stock options with an exercise price of $8.80 per share. The stock options vested on grant.

On January 4, 2021, the Company granted Mr. Cragun restricted stock units totaling $86 payable in 1,271 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $67.60 and was used to calculate fair market value.

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Nancy Heinen

Ms. Heinen did not seek re-election to the board and her term ended on October 21, 2022. Ms. Heinen earned total cash compensation for her services to us in the amount of $56 and $75 for the fiscal years ending December 31, 2022 and 2021, respectively.

On January 20, 2022, the Company granted Ms. Heinen restricted stock units totaling $77 payable in 1,618 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $47.60 and was used to calculate fair market value.

On November 17, 2022, Ms. Heinen returned to the Company 1,271 shares of common stock that were previously issued on January 4, 2022 as part of a restricted stock unit grant that had vested.

On January 4, 2021, the Company granted Ms. Heinen restricted stock units totaling $86 payable in 1,271 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $67.60 and was used to calculate fair market value.

Judith Hammerschmidt

Ms. Hammerschmidt earned total cash compensation for her services to us in the amount of $72 and $75 for the fiscal years ending December 31, 2022 and 2021, respectively.

On January 20, 2022, the Company granted Ms. Hammerschmidt restricted stock units totaling $77 payable in 1,618 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $47.60 and was used to calculate fair market value.

On November 17, 2022, Ms. Hammerschmidt returned to the Company 1,271 shares of common stock that were previously issued on January 4, 2022 as part of a restricted stock unit grant that had vested. In exchange, Ms. Hammerschmidt was issued 2,542 stock options with an exercise price of $8.80 per share. The stock options vested on grant.

On January 4, 2021, the Company granted Ms. Hammerschmidt restricted stock units totaling $86 payable in 1,271 shares of its common stock. The restricted stock units vest on the first anniversary from the grant date. The price per share as reported by the Nasdaq Capital Market on the day of issuance was $67.60 and was used to calculate fair market value.

Edmund C. Moy

Mr. Moy was elected to the board on October 21, 2022 and earned total cash compensation for his services to us in the amount of $0 for the fiscal year ending December 31, 2022.

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Equity Awards Outstanding

The following table sets forth, for each non-employee director, the number of equity awards outstanding as of December 31, 2022:

Name	Number of securities underlying unvested restricted stock units (#)		Fair Value ($)	Vest date
James P. Geiskopf	3,236	(3)	47.60	January 20, 2023(1)
	2,486		8.80	March 31, 2023(2)

Philip J. Bond	1,618	(4)	47.60	January 20, 2023(1)

Kenneth S. Cragun	1,618	(4)	47.60	January 20, 2023(1)

Judith Hammerschmidt	1,618	(4)	47.60	January 20, 2023(1)

(1)	Fully vests on the first anniversary from the grant date.

(2)	25% vesting at the end of each month starting on December 1, 2022.

(3)	On January 20, 2023, the 3,236 restricted stock units were cancelled and replaced with a grant of 3,236 stock options. The stock options vested on grant date, have an exercise price of $9.20 per share and expire in 10 years.

(4)	On January 20, 2023, the 1,618 restricted stock units were cancelled and replaced with a grant of 1,618 stock options. The stock options vested on grant date, have an exercise price of $9.20 per share and expire in 10 years.

The following table sets forth, for each non-employee director, certain information concerning outstanding option awards as of December 31, 2022:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option exercise price ($)	Option expiration Date
James P. Geiskopf	5,083	-	8.80	November 16, 2027(1)

Philip J. Bond	1,667	-	300.00	August 27, 2023(1)
	2,542	-	8.80	November 16, 2027(1)
	356	1,066	8.80	November 16, 2027(2)

Kenneth S. Cragun	1,667	-	300.00	August 27, 2023(1)
	2,542	-	8.80	November 16, 2027(1)
	356	1,066	8.80	November 16, 2027(2)

Judith Hammerschmidt	2,542	-	8.80	November 16, 2027(1)
	356	1,066	8.80	November 16, 2027(2)

Edmund C. Moy	356	1,066	8.80	November 16, 2027(2)

(1)	All shares have fully vested.

(2)	25% vesting at the end of each month starting on December 1, 2022.

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Indemnification of Directors and Officers

We are a Nevada corporation governed by the Nevada Revised Statutes (the “NRS”).

Section 78.138 of the NRS provides that, unless the corporation’s articles of incorporation provide otherwise, a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud, or a knowing violation of the law.

Section 78.7502 of the NRS permits a company to indemnify its directors and officers against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending, or completed action, suit, or proceeding, if the officer or director (i) is not liable pursuant to Section 78.138 of the NRS, or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. Section 78.7502 of the NRS also precludes indemnification by the corporation if the officer or director has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses and requires a corporation to indemnify its officers and directors if they have been successful on the merits or otherwise in defense of any claim, issue, or matter resulting from their service as a director or officer.

Section 78.751 of the NRS permits a Nevada corporation to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit, or proceeding as they are incurred and in advance of a final disposition thereof, upon determination by the stockholders, the disinterested board members, or by independent legal counsel. Section 78.751 of the NRS provides that the articles of incorporation, the bylaws, or an agreement may require a corporation to advance expenses as incurred upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation if so provided in the corporation’s articles of incorporation, bylaws, or other agreement. Section 78.751 of the NRS further permits the corporation to grant its directors and officers additional rights of indemnification under its articles of incorporation, bylaws, or other agreement.

Section 78.752 of the NRS provides that a Nevada corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. We have obtained insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

The foregoing discussion of indemnification merely summarizes certain aspects of indemnification provisions and is limited by reference to the above discussed sections of the NRS.

Our articles of incorporation provide that, except in some specified instances, our directors and officers shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors and officers, except liability for the following:

●	acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or
●	the payment of distributions in violation of NRS 78.300, as amended.

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In addition, our articles of incorporation and Bylaws provide that we must indemnify our directors and officers and may indemnify our employees and other agents to the fullest extent permitted by the NRS. The Bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person against such liability and expenses. We have entered and expect to continue to enter into agreements to indemnify our directors and executive officers as determined by our Board. In general, the indemnification agreements provide that we will, to the fullest extent permitted by Nevada law and subject to certain limitations, indemnify the indemnitee against certain expenses (including attorneys’ fees), judgments, fines, penalties, and settlement amounts that may be incurred in connection with the defense or settlement of any claim, criminal, civil, or administrative action or proceeding to which the indemnitee becomes subject in connection with his or her services as an executive officer, director, or both. We believe that these Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The limitation of liability and indemnification provisions in our articles of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PROPOSAL 2 – RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. The Audit Committee has appointed Grassi & Co. CPAs, P.C. (“Grassi”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Although stockholder ratification of the selection of our independent registered public accounting firm is not required by the Bylaws or applicable law, we are submitting the selection for ratification so our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm.

Representatives of Grassi are expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Audit Fees and Services

Weinberg & Company, P.A (“Weinberg”) was our independent registered public accounting firm during the year ended December 31, 2022. On April 17, 2023, our Audit Committee approved the dismissal of Weinberg as the Company’s independent registered public accounting firm. On the same day, our Audit Committee approved the appointment of Grassi as the Company’s new independent registered public accounting firm, commencing for the quarter ended March 31, 2023 and our fiscal year ending December 31, 2023.

The following table sets forth the fees billed to us for the year ended December 31, 2022 and 2021 for professional services rendered by Weinberg (in thousands):

Fees	2022	2021
Audit Fees	$213	$224
Audit-Related Fees	2	2
Tax Fees	52	44
All Other Fees	27	50
Total Fees	$294	$320

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For purposes of the table, the professional fees are classified as follows:

●	Audit Fees - Fees performed for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to form an opinion on our financial statements.
●	Audit-Related Fees - Fees for expenses by the independent auditors that are associated with the audit, but don’t fall within the above-described category.
●	Tax Fees - Fees for all professional services performed by professional staff in our independent auditor’s tax group, except those services related to the audit of our financial statements.
●	All Other Fees - Fees for other permissible work, such as due diligence related to acquisitions and dispositions, audits related to acquisitions, attestation services that are not required by statute or regulation, and for other permissible work performed that does not meet the above-described categories.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Audit Committee, as applicable, before the respective services were rendered.

Voting Recommendation

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRASSI AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in the Annual Report on Form 10-K, and overseeing compliance with the SEC requirements for disclosure of our independent registered public accounting firm’s services.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended December 31, 2022, as audited by Weinberg & Company, P.A. (“Weinberg”), our former independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with Weinberg the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from Weinberg required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Weinberg its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, our Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of Nasdaq, and that one member of the Audit Committee, Mr. Cragun, qualifies as an “audit committee financial expert,” as defined by SEC regulations. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

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Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to our Board that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Annual Report on Form 10-K for such fiscal year.

Audit Committee
Kenneth S. Cragun (Chairperson)
James P. Geiskopf
Phillip J. Bond

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table and discussion below present compensation information for the following executive officers, which we refer to as our “named executive officers”:

●	Rory J. Cutaia, our Chairman of the Board, President, Chief Executive Officer, and Secretary; and
●	Salman H. Khan, our former Chief Financial Officer and Treasurer.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards(1) ($)		Option Awards(2) ($)		All Other Compensation ($)		Total ($)
Rory J. Cutaia(3)	2022	480	(4)	-	(5)	563	(6)	15	(7)	-		1,058	(10)
	2021	490		350	(8)	537	(9)	-		-		1,377	(10)

Salman H. Khan(11)	2022	245	(4)	31	(12)	342	(13)	27	(14)	-		645
	2021	-		-		-		-		-		-

Jeffrey R. Clayborne(15)	2022	25		-		-		-		186	(16)	211	(18)
	2021	250		-		322	(17)	-		-		572	(18)

(1)	For valuation purposes, the dollar amount shown is calculated based on the market price of our common stock on the grant dates. The number of shares granted, the grant date, and the market price of such shares for each named executive officer is set forth below.

(2)	For valuation assumptions on stock option awards, refer to Note 2 of our audited consolidated financial statements for the year ended December 31, 2022 of the Annual Report on Form 10-K. The disclosed amounts reflect the fair value of the stock option awards that were granted during fiscal years ended December 31, 2022 and 2021 in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718.

(3)	Mr. Cutaia was appointed as Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer on October 16, 2014.

(4)	On November 17, 2022, certain executive officers and directors agreed to accept a 25% reduction in cash compensation over a four-month period commencing December 1, 2022 in exchange for equity award grants.

(5)	Due to the Company’s cost savings plan, Mr. Cutaia was not paid his annual incentive target bonus of up to $490 for 2022.

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(6)	Represents an annual long-term incentive award of 10,111 restricted stock units with a fair market value of $47.60 per share. Represents 9,281 restricted stock units with a fair market value of $8.80 per share associated with the 25% reduction in cash compensation.

(7)	Represents the return of 2,949 vested restricted stock units with a fair market value of $6.60 per share that were replaced by a grant of 5,897 stock options with an exercise price of $8.80 per share and a fair market value of $34.

(8)	Represents an annual incentive bonus of $350.

(9)	Represents an annual long-term incentive award of 7,943 restricted stock units with a fair market value of $67.60 per share.

(10)	As of December 31, 2022 and 2021, Mr. Cutaia had accrued but unpaid compensation equal to $764 and $1,031, respectively.

(11)	Mr. Khan was appointed as Chief Financial Officer and Treasurer on March 30, 2022. In connection with this appointment as the Company’s Chief Financial Officer, the Company has agreed to provide Mr. Khan the following compensation: (1) annual base salary of $250,000 and (2) 7,516 restricted shares of the Company’s common stock granted, 1,879 of which shall vest on March 30, 2023, 1,879 of which shall vest on March 30, 2024, 1,879 of which shall vest on March 30, 2025, and 1,879 of which shall vest on March 30, 2026. Mr. Khan will also be eligible to receive an annual performance bonus of up to 50% of his base salary. Mr. Khan resigned as Chief Financial Officer and Treasurer of the Company effective June 13, 2023.

(12)	Due to the Company’s cost savings plan, Mr. Khan was not paid his annual incentive target bonus of $125 for 2022. A one-time incentive bonus of $31 was paid in 681 shares of common stock with a fair market value of $45.20 per share.

(13)	Represents an annual long-term incentive award of 7,516 restricted stock units with a fair market value of $39.92 per share. Represents 4,735 restricted stock units with a fair market value of $8.80 per share associated with the 25% reduction in cash compensation.

(14)	Represents a grant of 2,500 stock options.

(15)	Mr. Clayborne resigned as Chief Financial Officer and Treasurer effective January 20, 2022.

(16)	Represents a severance payment of $60 paid in 1,214 shares of common stock with a fair market value of $49.60 per share and $126 as part of a consulting agreement to be paid over a twelve (12) month period.

(17)	Represents an annual long-term incentive award of 7,516 restricted stock units with a fair market value of $67.60 per share.

(18)	As of December 31, 2022 and 2021, Mr. Clayborne had accrued but unpaid compensation equal to $28 and $77, respectively. On February 14, 2022, Mr. Clayborne executed a separation agreement which settled all accrued and unpaid compensation as of January 20, 2022.

Narrative Disclosure to Summary Compensation Table

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table.

Rory J. Cutaia

On December 20, 2019, we entered into an executive employment agreement with Mr. Cutaia. The employment agreement is for a four-year term and can be extended for additional one-year periods. In addition to certain payments due to Mr. Cutaia upon termination of employment, the employment agreement contains customary non-competition, non-solicitation, and confidentiality provisions. Mr. Cutaia is entitled to an annual base salary of $430, which shall not be subject to reduction during the initial term, but will be subject to annual reviews and increases, if and as approved in the sole discretion of our board of directors, after it has received and reviewed advice from the Compensation Committee (who may or may not utilize the services of its outside compensation consultants, as it shall determine under the circumstances). In addition, Mr. Cutaia is eligible to receive performance-based cash and/or stock bonuses upon attainment of performance targets established by our board of directors in its sole discretion, after it has received and reviewed advice from the Compensation Committee (who may or may not utilize the services of its outside compensation consultants, as it shall determine under the circumstances). We must make annual equity grants to Mr. Cutaia as determined by our board of directors in its sole discretion, after it has received and reviewed advice from the Compensation Committee (who may or may not utilize the services of its outside compensation consultants, as it shall determine under the circumstances). Finally, Mr. Cutaia is eligible for certain other benefits, such as health, vision, and dental insurance, life insurance, and 401(k) matching.

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Mr. Cutaia earned total cash compensation for his services to us in the amount of $480 and $490 for the fiscal years ending December 31, 2022 and 2021, respectively. The lower amount in fiscal 2022 includes a 25% reduction in the cash compensation component over a four-month period starting December 1, 2022.

On January 20, 2022, we granted Mr. Cutaia a restricted stock unit totaling $481 payable in 10,111 shares of our common stock. The restricted stock unit is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share as reported by The Nasdaq Capital Market on the day of issuance was $47.60 and was used to calculate fair market value.

On November 17, 2022, we granted Mr. Cutaia a restricted stock unit totaling $82 payable in 9,281 shares of our common stock. The restricted stock unit is subject to a four-month vesting period beginning December 1, 2022, with 25% of the award vesting on the last day of each month beginning December 31, 2022. The price per share as reported by The Nasdaq Capital Market on the day of issuance was $8.80 and was used to calculate fair market value.

On November 17, 2022, Mr. Cutaia returned 2,949 shares that had been issued to him during the year. In exchange for those shares, we granted Mr. Cutaia 5,897 stock options with an exercise price of $8.80 per share. The shares vested on grant.

In fiscal 2021, Mr. Cutaia earned an annual incentive bonus totaling $350.

On January 4, 2021, we granted Mr. Cutaia a restricted stock unit totaling $537 payable in 7,943 shares of our common stock. The restricted stock unit is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share as reported by The Nasdaq Capital Market on the day of issuance was $67.60 and was used to calculate fair market value.

As of December 31, 2022 and 2021, Mr. Cutaia had accrued but unpaid compensation equal to $764 and $1,031, respectively.

Salman H. Khan

Mr. Khan was appointed as Chief Financial Officer and Treasurer on March 30, 2022. Mr. Khan earned total cash compensation for his services to us in the amount of $245 for the fiscal year ending December 31, 2022. The lower amount includes a 25% reduction in the cash compensation component over a four-month period starting December 1, 2022.

In fiscal 2022, Mr. Khan received a one-time incentive bonus of $31 which was paid in 681 shares of common stock with a fair market value of $45.20 per share.

On March 30, 2022, we granted Mr. Khan a restricted stock unit totaling $300 payable in 7,516 shares of our common stock. The restricted stock unit is subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries from the grant date. The price per share as reported by The Nasdaq Capital Market on the day of issuance was $39.92 and was used to calculate fair market value.

On May 15, 2022, we granted Mr. Khan 2,500 stock options that vest annually over four years. The options have an exercise price of $12.00 per share and a fair market value of $27.

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On November 17, 2022, we granted Mr. Khan a restricted stock unit totaling $42 payable in 4,735 shares of our common stock. The restricted stock unit is subject to a four-month vesting period beginning December 1, 2022, with 25% of the award vesting on the last day of each month beginning December 31, 2022. The price per share as reported by The Nasdaq Capital Market on the day of issuance was $8.80 and was used to calculate fair market value.

Jeffrey R. Clayborne

Mr. Clayborne resigned as Chief Financial Officer and Treasurer effective January 20, 2022.

Mr. Clayborne was paid $25 in salary in 2022 for time worked up to his resignation and $60 as part of a severance agreement. Pursuant to a consulting agreement, Mr. Clayborne continued as a consultant to assist with transition matters and will be paid $126 as part of that agreement.

Mr. Clayborne earned a base salary of $250 for the fiscal year ended December 31, 2021.

On January 4, 2021, we granted Mr. Clayborne restricted stock units valued at $322 payable in 4,766 shares of our common stock. The restricted stock units were subject to a four-year vesting period, with 25% of the award vesting on the first, second, third, and fourth anniversaries of the grant date. The price per share as reported by Nasdaq on the day of issuance was $67.60 and was used to calculate fair market value.

As of December 31, 2022 and 2021, Mr. Clayborne had accrued but unpaid compensation equal to $28 and $77, respectively.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, certain information concerning outstanding restricted stock awards as of December 31, 2022:

Name	Number of securities underlying unvested restricted stock awards (#)	Fair Value ($)	Vest date
Rory J. Cutaia	2,206	54.40	December 23, 2023(1)
	5,897	42.40	July 29, 2024(1)
	5,957	67.60	January 4, 2025(1)
	10,111	47.60	January 20, 2026(1)
	6,961	8.80	March 31, 2023(2)

Salman H. Khan(3)	7,516	39.60	March 30, 2026(1)
	3,552	8.80	March 31, 2023(2)

(1)	25% vesting on the first, second, third, and fourth anniversaries from the grant date.

(2)	25% vesting at the end of each month starting on December 1, 2022.

(3)	Mr. Khan was appointed as Chief Financial Officer and Treasurer on March 30, 2022. Mr. Khan resigned as Chief Financial Officer and Treasurer of the Company effective June 13, 2023.

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The following table sets forth, for each named executive officer, certain information concerning outstanding option awards as of December 31, 2022:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option Exercise price ($)	Option expiration date
Rory J. Cutaia	417	-	174.00	January 8, 2024(2)
	5,897	-	8.80	November 16, 2027(2)

Salman H. Khan(3)	1,875	5,625	46.00	May 20, 2026(1)
	-	2,500	12.00	May 15, 2026(1)

(1)	25% vesting on the first, second, third, and fourth anniversaries from the grant date.

(2)	All shares have fully vested.

(3)	Mr. Khan was appointed as Chief Financial Officer and Treasurer on March 30, 2022. Mr. Khan resigned as Chief Financial Officer and Treasurer of the Company effective June 13, 2023.

2019 Omnibus Incentive Plan

On November 11, 2019, our board of directors approved our 2019 Omnibus Incentive Plan, or Incentive Plan, and on December 20, 2019, our stockholders approved and adopted the Incentive Plan. The material terms of the Incentive Plan are summarized below.

On September 2, 2020, our board of directors approved an additional 200,000 shares of our common stock to be authorized for awards granted under the Incentive Plan, and on October 16, 2020, our stockholders approved the additional 200,000 shares of our common stock to be authorized for awards granted under the Incentive Plan.

On February 17, 2023, our board of directors approved an additional 15,000,000 shares of common stock to be authorized under the Incentive Plan, and on April 10, 2023, our stockholders approved the additional 15,000,000 shares of our common stock to be authorized for awards granted under the Incentive Plan.

General

The purpose of the Incentive Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our common stock and the achievement of other performance objections and to encourage ownership in our company by key personnel whose long-term employment is considered essential to our continued progress and success. The Incentive Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

Term

The Incentive Plan became effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.

Administration

The Incentive Plan may be administered by our board of directors, a committee designated by it, and/or their respective delegates. Currently, our Compensation Committee administers the Incentive Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the Incentive Plan and the amounts and other terms and conditions of awards to be granted under the Incentive Plan. All questions of interpretation and administration with respect to the Incentive Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the Incentive Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the Incentive Plan and any award granted under the Incentive Plan; and to authorize any person to execute, on behalf of us, all agreements and documents previously approved by the administrator, among other items.

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Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of us or any of our subsidiaries are eligible), are eligible to participate in the Incentive Plan.

Available Shares

Subject to the adjustment provisions included in the Incentive Plan, a total of 16,000,000 shares of our common stock are authorized for awards granted under the Incentive Plan. On February 17, 2023, our board of directors approved an additional 15,000,000 shares of common stock to be authorized under the Incentive Plan, and on April 10, 2023, our stockholders approved the additional 15,000,000 shares of our common stock to be authorized for awards granted under the Incentive Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the Incentive Plan and will be available for future awards granted under the Incentive Plan.

Types of Awards

We may grant the following types of awards under the Incentive Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards. The Incentive Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Options. The Incentive Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our common stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the Incentive Plan, which exercise price cannot be less than the fair market value (as defined in the Incentive Plan) of our common stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The Incentive Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our common stock the excess of the fair market value (as defined in the Incentive Plan) of our common stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the Incentive Plan shall be granted subject to the same terms and conditions applicable to options granted under the Incentive Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the Incentive Plan and may, but need not, relate to a specific option granted under the Incentive Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our common stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the Incentive Plan. Such awards may be made in addition to or in conjunction with other awards under the Incentive Plan. Such awards may include unrestricted shares of our common stock, which may be awarded, without limitation (except as provided in the Incentive Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our common stock from us.

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Award Limits

Subject to the terms of the Incentive Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the Incentive Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the Incentive Plan. Notwithstanding any other provisions of the Incentive Plan to the contrary, the aggregate grant date fair value (computed as specified in the Incentive Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed 200,000 shares.

New Plan Benefits

The amount of future grants under the Incentive Plan is not determinable, as awards under the Incentive Plan will be granted at the sole discretion of the administrator. We cannot determine at this time either the persons who will receive awards under the Incentive Plan or the amount or types of any such awards.

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

Termination of Employment or Board Membership

At the grant date, the administrator is authorized to determine the effect a termination from membership on the board of directors by a non-employee director for any reason or a termination of employment (as defined in the Incentive Plan) due to disability (as defined in the Incentive Plan), retirement (as defined in the Incentive Plan), death, or otherwise (including termination for cause (as defined in the Incentive Plan)) will have on any award. Unless otherwise provided in the award agreement:

●	Upon termination from membership on our board of directors by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture or (ii) is vested and exercisable as of the termination effective date shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our board of directors for a reason other than disability or death will immediately be cancelled and forfeited.

●	Upon termination from membership on our board of directors by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock-based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our board of directors by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the Incentive Plan), the pro rata vested amount will be based upon the target award.

●	Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock-based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

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●	Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.

●	Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of such termination of employment shall remain exercisable for 90 days thereafter or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination of employment for cause.

Change of Control

In the event of a change of control (as defined in the Incentive Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:

●	On the date that a change of control occurs, all options and stock appreciation rights awarded under the Incentive Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to us, become fully exercisable and vested, and if the successor to us assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

●	Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would have remained exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the Incentive Plan regarding employment termination (described above) will govern (as applicable).

●	On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to us will lapse and such awards will become fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within 30 days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from us on the date that would have applied, absent this provision. If the successor to us does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.

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●	The administrator, in its discretion, may determine that, upon the occurrence of a change of control of us, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the administrator, in its discretion, determines and, if there is no excess value, the administrator may, in its discretion, cancel such awards.

●	An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if, following the change of control, the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that, if such consideration received in the transaction constituting a change of control is not solely shares of common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely shares of common stock of the successor company with a fair market value substantially equal to the per-share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding.

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Compensation Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards and other benefits.

The Compensation Committee considers the impact of the provisions of Section 162(m) of the Internal Revenue Code, or the Code, as amended by the Tax Cuts and Jobs Act, or the TCJA. That section generally limits the deductibility of compensation paid by a publicly held company to “covered employees” for a taxable year to $1.0 million. Effective for taxable years beginning on and after January 1, 2018, “covered employees” generally include our Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation,” such as cash incentive and stock option awards, that satisfied certain criteria. This exception to the Section 162(m) deduction limit for “performance-based compensation” was repealed by the TCJA. Thus, except for certain “performance-based compensation” payable pursuant to written contracts that were in effect on November 2, 2017 and that are not modified in any material respect on or after that date, effective for taxable years beginning on and after January 1, 2018 our tax deduction with regard to compensation of “covered employees” is limited to $1.0 million per taxable year with respect to each executive officer. With respect to cash and equity awards that were in effect on November 2, 2017, and that are not modified in any material respect on or after that date, the Committee is mindful of the benefit to us and our stockholders of the full deductibility of compensation and have taken steps so that both the cash incentive and stock option awards that we granted may qualify for deductibility under Section 162(m) of the Code. However, awards that we granted that were intended to qualify as “performance-based compensation” may not necessarily qualify for such status under Section 162(m) of the Code. With respect to cash incentive and equity awards that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The Compensation Committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

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We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Stock Compensation.

Our change-of-control and severance Agreements do not allow for excise tax gross up payments.

Amendment and Termination

The administrator may amend, alter, or discontinue the Incentive Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the Incentive Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the Incentive Plan, (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the Incentive Plan, or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the Incentive Plan without stockholder approval.

No amendment, suspension, or termination of the Incentive Plan will impair the rights of any participant with respect to an outstanding award, unless otherwise mutually agreed between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the Incentive Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard or (ii) is not reasonably likely to diminish the benefits provided under such award significantly, or that any such diminution has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the Incentive Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Incentive Plan prior to the date of such termination.

Severance or Change of Control Arrangements

Other than as disclosed below, we have no agreements that provide for payments to our directors or executive officers at, following, or in connection with the resignation, retirement, or other termination of our directors or executive officers, or a change of control of the Company.

Rory J. Cutaia

Pursuant to Mr. Cutaia’s employment agreement dated December 20, 2019, Mr. Cutaia is entitled to the following severance package in the event he is “terminated without cause,” “terminated for good reason,” or “terminated upon permanent disability”: (i) monthly payments of $35,833 or such sum equal to his monthly base compensation at the time of the termination, whichever is higher, for a period of 36 months from the date of such termination and (ii) reimbursement for COBRA health insurance costs for 18 months from the date of such termination and, thereafter, reimbursement for health insurance costs for Mr. Cutaia and his family during the immediately subsequent 18-month period. In addition, all of Mr. Cutaia’s then-unvested restricted stock awards or other awards will immediately vest, without restriction, and any unearned and unpaid bonus compensation, expense reimbursement, and all accrued vacation, personal, and sick days, and related items shall be deemed earned, vested, and paid immediately. For purposes of the employment agreement, “terminated without cause” means if Mr. Cutaia were to be terminated for any reason other than a discharge for cause or due to Mr. Cutaia’s death or permanent disability. For purposes of the employment agreement, “terminated for good reason” means the voluntary termination of the employment agreement by Mr. Cutaia if any of the following were to occur without his prior written consent, which consent cannot be unreasonably withheld considering our then-current financial condition, and, in each case, which continues uncured for 30 days following receipt by us of Mr. Cutaia’s written notice: (i) there is a material reduction by us in (A) Mr. Cutaia’s annual base salary then in effect or (B) the annual target bonus, as set forth in the employment agreement, or the maximum additional amount up to which Mr. Cutaia is eligible pursuant to the employment agreement; (ii) we reduce Mr. Cutaia’s job title and position such that Mr. Cutaia (A) is no longer our Chief Executive Officer; (B) is no longer our Chairperson of our Board; or (C) is involuntarily removed from our Board; or (iii) Mr. Cutaia is required to relocate to an office location outside of Orange County, California, or outside of a 30-mile radius of Newport Beach, California. For purposes of the employment agreement, “terminated upon permanent disability” means if Mr. Cutaia were to be terminated because he is then unable to perform his duties due to a physical or mental condition for (i) a period of 120 consecutive days or (ii) an aggregate of 180 days in any 12-month period.

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Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Compensation Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards and other benefits.

The Compensation Committee considers the impact of the provisions of Section 162(m) of the Internal Revenue Code, or the Code, as amended by the Tax Cuts and Jobs Act, or the TCJA. That section generally limits the deductibility of compensation paid by a publicly held company to “covered employees” for a taxable year to $1.0 million. Effective for taxable years beginning on and after January 1, 2018, “covered employees” generally include our Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to “performance-based compensation,” such as cash incentive and stock option awards, that satisfied certain criteria. This exception to the Section 162(m) deduction limit for “performance-based compensation” was repealed by the TCJA. Thus, except for certain “performance-based compensation” payable pursuant to written contracts that were in effect on November 2, 2017 and that are not modified in any material respect on or after that date, effective for taxable years beginning on and after January 1, 2018 our tax deduction with regard to compensation of “covered employees” is limited to $1.0 million per taxable year with respect to each executive officer. With respect to cash and equity awards that were in effect on November 2, 2017, and that are not modified in any material respect on or after that date, the Committee is mindful of the benefit to us and our stockholders of the full deductibility of compensation and have taken steps so that both the cash incentive and stock option awards that we granted may qualify for deductibility under Section 162(m) of the Code. However, awards that we granted that were intended to qualify as “performance-based compensation” may not necessarily qualify for such status under Section 162(m) of the Code. With respect to cash incentive and equity awards that we may grant in the future, we do not anticipate that the $1.0 million deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The Compensation Committee also considers the impact of Section 409A of the Code, and in general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Stock Compensation.

Our change of control and severance Agreements do not allow for excise tax gross up payments.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding restricted stock awards, options, warrants and rights (a)	Weighted-average exercise price of outstanding restricted stock awards, options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	208,353	$36.00	16,049
Equity compensation plans not approved by security holders	11,689	$148.00	-
Total	220,042	$42.00	16,049

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PAY VERSUS PERFORMANCE

Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss)
2022	$1,058	501	$670	$409	$13.23	$(37,437)
2021	$1,377	1,021	$572	$559	$75.15	$(34,486)

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Rory J. Cutaia, in the Summary Compensation Table for fiscal years 2022 and 2021.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Cutaia during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2022 and 2021.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2022, the closing price of our common stock on December 31, 2021 was $49.60 and the closing price of our common stock on December 31, 2022 was $6.56. For 2021, the closing price of our common stock on December 31, 2020 was $66.00 and the closing price of our common stock on December 31, 2021 was $49.60.

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To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
2022	$1,058	$578	$(431)	$(62)	$56	$(120)	$501
2021	$1,377	$537	$394	$(238)	$-	$(162)	$1,021	(2)

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table
(2)	Includes an adjustment for accrued bonus of $350 that was reported as compensation for CEO but not paid

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non- CEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
2022	$670	$400	$(269)	$-	$8	$-	$409
2021	$572	$322	$236	$(152)	$-	$(97)	$559

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the two-year period ended December 31, 2022 decreased by 90% compared to (a) a decrease in “compensation actually paid” to our CEO from $1,021 in 2021 to $501 in 2022 and (b) a decrease in average “compensation actually paid” to our non-CEO NEOs from $559 in 2021 to $409 in 2022. In addition, our net loss during the two-year period ended December 31, 2022 increased by 9%, from $34,486 in 2021 to $37,437 in 2022 compared to the aforementioned changes in “compensation actually paid” to our CEO and non-CEO NEOs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 21, 2023, certain information with respect to the beneficial ownership of our voting stock by (i) each of our current directors and director nominees, (ii) each of our named executive officers, (iii) our directors, director nominees and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our outstanding common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe, based on the information furnished to us, that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Shares of common stock issuable upon conversion of convertible notes, exercise of options or warrants, or settlement of restricted stock units, or that may become issuable within 60 days of June 21, 2023, are considered outstanding and beneficially owned by the person holding the convertible notes, options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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Name and Address of Beneficial Owner(1)(2)	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class(3)
Rory J. Cutaia	Common	201,784	(4)	4.7%
James P. Geiskopf	Common	42,093	(5)	*
Philip J. Bond	Common	11,134	(6)	*
Kenneth S. Cragun	Common	11,134	(6)	*
Judith Hammerschmidt	Common	11,560	(7)	*
Bill J. Rivard	Common	14,481	(8)	*
Edmund C. Moy	Common	1,421		*
All directors and executive officers as a group (7 persons)	Common	293,607		6.7%

*	Less than 1%.

(1)	Messrs. Cutaia, Geiskopf, Bond, Cragun and Moy, and Mses. Hammerschmidt are current directors. Messrs. Cutaia and Rivard are our named executive officers (and our only executive officers).

(2)	Unless otherwise indicated, the address of each beneficial owner listed in the table below is: c/o Verb Technology Company, Inc., 3401 North Thanksgiving Way, Suite 240, Lehi, Utah 84043.

(3)	Percentage of common stock is based on 4,288,899 shares of our common stock outstanding as of June 21, 2023.

(4)	Consists of (i) 159,744 shares of common stock held directly by Mr. Cutaia, (ii) 6,006 shares of common stock held by Cutaia Media Group Holdings, LLC (an entity over which Mr. Cutaia has dispositive and voting authority), (iii) 1,351 shares of common stock held by Mr. Cutaia’s spouse (as to which shares, he disclaims beneficial ownership), (iv) 113 shares of common stock held jointly by Mr. Cutaia and his spouse, (v) 6,314 shares of common stock underlying stock options exercisable within 60 days of June 21, 2023, (vi) 3,473 shares of common stock underlying warrants granted to Mr. Cutaia that are exercisable within 60 days of June 21, 2023, (vi) 2,949 shares of common stock underlying restricted stock units that will vest within 60 days of June 21, 2023, and (viii) 21,834 shares of common stock underlying convertible notes previously issued to Mr. Cutaia, determined by dividing the aggregate amount of principal and accrued interest as of June 21, 2023, which was $899,525, by the fixed conversion price of $41.20. This amount excludes 16,707 shares of common stock underlying restricted stock units that will not vest within 60 days of June 21, 2023.

(5)	Consists of (i) 33,640 shares of common stock held directly, and (ii) 134 shares of common stock held by Mr. Geiskopf’s children and (ii) 8,319 shares of common stock underlying stock options exercisable within 60 days of June 21, 2023.

(6)	Consists of (i) 3,886 shares of common stock held directly, and (ii) 7,248 shares of common stock underlying stock options exercisable within 60 days of June 21, 2023.

(7)	Consists of (i) 5,979 shares of common stock held directly, and (ii) 5,581 shares of common stock underlying stock options exercisable within 60 days of June 21, 2023.

(8)	Consists of (i) 13,544 shares of common stock held directly and (ii) 937 shares of common stock underlying stock options exercisable within 60 days of June 21, 2023.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Other than the transactions discussed below, and the executive compensation arrangements described in the section titled “Executive Compensation” since January 1, 2022, there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest (any such transaction, a “related party transaction”).

Policies and Procedures for Approval of Related Party Transactions

If we contemplate entering into any transaction with a related party, regardless of the amount involved, the terms of such transaction are required to be presented to our Board for approval in advance of the transaction. Any director, officer or employee who becomes aware of a transaction or relationship that could reasonably be expected to give rise to a conflict of interest is required to disclose the matter promptly to our Board. Our Board must then either approve or reject the transaction and may only approve the transaction if it determines, based on all of the information presented, that the related party transaction is not inconsistent with the best interests of the Company and its stockholders.

Related Party Transactions

Notes Payable to Related Parties

The Company has the following outstanding notes payable to related parties on December 31, 2022 and 2021 (in thousands):

Note	Issuance Date	Maturity Date	Interest Rate	Original Borrowing	Largest Aggregate Amount Outstanding Since January 1, 2021	Amount Outstanding as of December 31, 2022	Interest Paid Since January 1, 2022	Interest Paid Since January 1, 2021
Note 1(1)	December 1, 2015	April 1, 2023	12.0%	$1,249	$811	$811	$-	$91
Note 2(2)	December 1, 2015	April 1, 2017	12.0%	112	112	-	-	-
Note 3(3)	April 4, 2016	June 4, 2021	12.0%	343	240	45	-	44
Total notes payable – related parties					$1,163	$856	$-	$135

(1)	On December 1, 2015, we issued a convertible note payable to Mr. Cutaia in the principal amount of $1,249 to consolidate all loans and advances made by Mr. Cutaia to us as of that date. The note bears interest at a rate of 12% per annum, is secured by our assets, and initially matured on February 8, 2021. 30% of the original principal amount of the note, or $375, was converted to common stock in 2018, while the remaining balance of $825 was not initially convertible. As of December 31, 2021, the outstanding principal balance of the note was $725 and the accrued interest was $0.

In February 2021, Mr. Cutaia and the Company amended the note to extend the maturity date from February 8, 2021 to February 8, 2023. In exchange for the extension, the Company issued Mr. Cutaia warrants to purchase 3,473 shares of common stock with a grant date fair value of $287. The warrants were fully vested upon issuance, are exercisable at $104.40 per share, and have a term of three years. There were no other changes to the original terms of the note. On May 19, 2021, our Board approved the ability to convert the note payable into equity of the Company at the discretion of the holder. The conversion price is the fair market value of our common stock on the day of conversion.

On May 19, 2021, our Board approved an amendment to the note to allow for conversion of the note at any time at the discretion of the holder at a fixed conversion price of $41.20, which was the closing price of the common stock on the amendment date.

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As of December 31, 2022, the outstanding balance of the note was $725 and the accrued interest was $86. Assuming all principal and interest owed under the note had converted into common stock on that date, it would have converted into an aggregate of 19,688 shares, based on the fixed conversion price.

(2)	On December 1, 2015, we issued a note payable to a former director in the principal amount of $112, representing unpaid consulting fees as of November 30, 2015. The note was unsecured, bore interest at a rate of 12% per annum, and matured in April 2017.

On September 24, 2021, we settled all amounts owed under the note for $140.

(3)	On April 4, 2016, we issued a convertible note to Mr. Cutaia, in the principal amount of $343 to consolidate all loans and advances made by Mr. Cutaia to us during the period December 2015 through March 2016. The note bears interest at a rate of 12% per annum, is secured by our assets, and initially matured on June 4, 2021. 30% of the original principal amount of the note, or $103, was converted to common stock in 2018, while the remaining balance of $240 was not initially convertible.

On May 19, 2021, our Board approved an amendment to the note to allow for conversion of the note at any time at the discretion of the holder at a fixed conversion price of $41.20, which was the closing price of the common stock on the amendment date. On the same date, $200 of the principal amount of the note was converted into 4,855 shares of common stock at the fixed conversion price.

As of December 31, 2022, the outstanding balance of the note amounted to $40 and the accrued interest was $5. Assuming all principal and interest owed under the note had converted into common stock on that date, it would have converted into an aggregate of 1,097 shares, based on the fixed conversion price.

2022 ANNUAL REPORT ON FORM 10-K

Copies of our proxy materials, including this Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Annual Report, however, is not part of this proxy solicitation material.

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Annual Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Verb Technology Company, Inc., 3401 North Thanksgiving Way, Suite 240, Lehi, Utah 84043, Attention: Investor Relations, or by calling Investor Relations at (855) 250-2300. In addition, copies of this Proxy Statement, the Annual Report, and all other documents filed electronically by us, may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER BUSINESS

As of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting. In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

By Order of the Board of Directors,

/s/ Rory J. Cutaia
Chairperson of our Board, Chief Executive Officer, President and Secretary

Lehi, Utah
June 30, 2023

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